SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 2, 2008

Date of Report
(Date of earliest
event reported)

CONSOLIDATED-TOMOKA LAND CO.
(exact name of registrant as specified in its charter)

                                                                                          FLORIDA                                      0-5556                                                        59-048370
(State or other jurisdiction of      (Commission File Number)                 (IRS Employer Identification No.)
                                                                                  incorporation)
1530 Cornerstone Boulevard, Suite 100
                                                                                                                                            Daytona Beach, Florida                                         32117
                                                                                                                             (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (386)274-2202

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the securities
Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K, December 2, 2008
CONSOLIDATED-TOMOKA LAND CO.
COMMISSION FILE NO. 0-5556
EMPLOYER ID NO. 59-0483700

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 26, 2008, Linda Loomis Shelley was named by the Board of Directors of Consolidated-Tomoka Land Co. to fill the unexpired term of Bob D. Allen, which was created by his retirement on April 23, 2008.  Ms. Shelley was appointed as a Class I director and will stand for reelection at the Company’s April 22, 2009 annual meeting of shareholders.   The Board of Directors has determined that Ms. Shelley qualifies as independent under the independence standards set forth in the NYSE Alternet US Corporate Governance Listing Standards.  There are and have been no transactions, either since the beginning of the Company’s last fiscal year or that are currently proposed, regarding Ms. Shelley that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.  No arrangement exists between Ms. Shelley and any other person or persons pursuant to which Ms. Shelley was elected to the Board of Directors.  Ms. Shelly's compensation for her services as a director will be consistent with that of the Company's other non-employee directors, as described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on March 21, 2008.

Ms. Shelley is a shareholder in the law firm of Fowler White Boggs PA where she specializes in environmental and land use issues and chairs the firm’s business department.

Attached hereto as exhibit 99.1 is a copy of the press release issued December 1, 2008 announcing Ms. Shelley’s appointment to the board.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

99.1 Press Release Issued December 1, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                   CONSOLIDATED-TOMOKA LAND CO.

Date: December 2, 2008 By:	/s/ William H. McMunn
William H. McMunn Presdient and Chief Executive Officer

Press Release